Current Taxes and Deferred Taxes - Current Taxes (Details) - CLP ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Current Taxes and Deferred Taxes
Income taxes	$ 108,844	$ 122,644
Monthly prepaid taxes (PPM)	(123,717)	(126,266)
Credit for training expenses	(2,036)	(2,031)
Other	(2,670)	(1,004)
Total tax payable (receivable), net	$ (19,579)	$ (6,657)